UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2023

EXACT SCIENCES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35092	02-0478229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5505 Endeavor Lane
Madison, WI  53719
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (608) 284-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                     Results of Operations and Financial Conditions.

On November 1, 2023, Exact Sciences Corporation (the "Company") announced its financial results for the quarter ended September 30, 2023. A copy of the press release is being furnished as Exhibit 99 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and Exhibit 99 attached hereto is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02.                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2023, the Board of Directors (the “Board”) of the Company expanded the size of the Board from 10 to 11 members and appointed Timothy Scannell as a Class III member of the Board with a term ending at the Company’s 2024 annual meeting of shareholders. In connection with his appointment to the Board, Mr. Scannell was also appointed to the Board’s Audit and Finance Committee.

Mr. Scannell, age 59, brings over 30 years of experience and success delivering market-leading results from his leadership roles at Stryker Corporation (NYSE: SYK) (“Stryker”), a leading medical technology company. Mr. Scannell served as President and Chief Operating Officer of Stryker between 2018 and 2021, overseeing all of Stryker’s commercial businesses and regions globally. Prior to this role, he served as group president for Stryker’s MedSurg & Neurotechnology businesses for ten years. He currently serves as a director and non-executive chairman of the board of directors for Insulet Corporation (Nasdaq: PODD) and is a member of the board of directors of Novocure Limited (Nasdaq: NVCR). Mr. Scannell earned a bachelor’s degree in business administration and an MBA from the University of Notre Dame.

Mr. Scannell will receive compensation for his service as a director in accordance with the Company’s Non-Employee Director Compensation Policy (the “Director Compensation Policy”), which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on May 9, 2023 and which is incorporated herein by reference. Pursuant to the Director Compensation Policy, in connection with his initial appointment to the Board, Mr. Scannell received a stock award valued at $375,000.

Item 9.01.                     Financial Statements and Exhibits.

Exhibits

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed below and incorporated herein by reference.

Exhibit No.	Exhibit Description

99	Press release, dated November 1, 2023, issued by Exact Sciences Corporation, furnished herewith.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION

Date: November 1, 2023	By:	/s/ Jeffrey T. Elliott
Jeffrey T. Elliott
Executive Vice President and Chief Financial Officer

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